UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2009

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)     Compensatory Arrangements of Certain Officers.

On May 21, 2009, the stockholders of AvalonBay Communities, Inc. (the “Company”), upon the recommendation of the Board of Directors, approved the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (the “2009 Plan”).  The 2009 Plan includes an authorization to issue up to 4,199,822 shares of the Company’s common stock, par value $.01 per share, (2,930,000 newly authorized shares plus 1,269,822 shares  available for grant as of May 21, 2009 under the Company’s 1994 Stock Option and Incentive Plan ( the “1994 Plan”)), pursuant to awards under the 2009 Plan.  The 2009 Plan provides for various types of equity awards to employees, officers, non-employee directors and agents of the Company and its subsidiaries.  The types of awards that may be granted under the 2009 Plan include restricted and deferred stock, incentive stock options, non-qualified options, and stock appreciation rights.  The 2009 Plan will expire on May 21, 2019.  As of the date hereof, there have been no awards, and therefore no amounts are payable under the 2009 Plan to the principal executive officer, the principal financial officer or any named executive officer of the Company.

Attached hereto as Exhibit 10.1 is the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan.  A brief description of the 2009 Plan is included as part of Proposal 2 in the Company’s Proxy Statement for the 2009 Annual Meeting of Shareholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on April 1, 2009.  The descriptions of the 2009 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2009 Plan.

Effective as of the close of business on May 21, 2009, and as part of the proposal to approve the 2009 Plan described above, the Board of Directors terminated the 1994 Plan with respect to new awards.  The 1994 Plan provided for the same types of equity awards as the 2009 Plan, and would have expired by its terms on May 8, 2011.  Outstanding awards previously granted under the 1994 Plan will not be affected by termination of the 1994 Plan, the terms of which shall continue to govern such previously granted awards.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2009, the Board of Directors of the Company amended and restated the Company’s bylaws, effective immediately, to, among other things, (a) reflect amendments to the Maryland General Corporation Law, (b) take account of changes to New York Stock Exchange rules, (c) address recent developments in public company governance, (d) clarify certain corporate procedures and (e) make certain other enhancements and technical corrections.  Among the changes effected by the amendment and restatement are the following:

•              the clarification that unanimous consents by stockholders, directors or Board committee members may be given by electronic transmission as well as in writing;

•              the requirement of three (rather than five) days notice to directors of Board meetings when the notice is given by United States mail;

•              the clarification that directors may be compensated either per year or per meeting attended;

•              the addition of a provision clarifying that directors and officers may rely on information prepared or presented by others whom the director or officer reasonably believes to be reliable and competent in the matters presented;

•              the addition of a provision that authorizes the Board of Directors or stockholders to ratify any action or inaction by the Company or its officers to the extent that the Board of Directors or stockholders could have originally authorized the matter;

•              the addition of a provision to address meeting, notice and quorum requirements of meetings of the Board of Directors in emergency situations;

•              the clarification that the Board of Directors may change the membership of any committee, fill any vacancy on a committee or dissolve any committee;

•              the removal of the provision that required the annual meeting of stockholders to be held during the 15 days before or after the second Wednesday in May, clarification that the annual meeting of stockholders will be held on a date and at a time set by the Board of Directors, and the deletion of the requirement that stockholders meetings be held within the United States as opposed to anywhere in the world;

•              the requirement that a stockholder submitting a business proposal or director nomination provide advance notice of the proposal or nomination not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement (as opposed to 90 to 120 days prior to the first anniversary of the date of mailing of the notice for the previous year’s annual meeting);

•              the expansion of information required to be provided by stockholders submitting business proposals or director nominations, including disclosure of the stockholder’s hedging or similar transactions or agreements and the stockholder’s investment strategy or objective, and the inclusion of procedures for the verification and update of information provided by the stockholder submitting the business proposal or director nomination;

•              revisions to provisions relating to special meetings requested by stockholders, including clarification of the situations in which the Company may revoke the notice or refrain from mailing the notice of a stockholder-requested special meeting, such as a case where the stockholders requesting the meeting do not pay the estimated cost for preparing and mailing or delivering the notice of the meeting;

•              the addition of provisions clarifying that stockholder meeting notices may be transmitted electronically, permitting “householding” of stockholder meeting notices and expressly authorizing postponement or cancellation of stockholder meetings;

•              the expansion of the list of powers of the presiding officer over the conduct of a stockholders meeting, including determining when and for how long the polls should be opened and when the polls should be closed and complying with any state or local laws and regulations concerning safety and security;

•              the clarification that the Board of Directors may appoint independent inspectors who will hear and determine all challenges and questions arising in connection with the right to vote and whose report on the number of shares represented at a meeting and the results of the voting will be prima facie evidence thereof;

•              the addition of a provision clarifying who may vote stock of the Company registered in the name of a corporation, partnership, trust or other entity and that the Board of Directors may establish a procedure by which a stockholder may certify in writing that any shares of stock registered in the stockholder’s name are held for the account of a specified person other than the stockholder;

•              the clarification that an officer’s resignation or removal will not affect contract rights and the clarification of the methods by which a resignation may be delivered to the Company;

•              the clarification that the Chief Financial Officer will have all the powers of the Treasurer but is not required to be the Treasurer;

•              the simplification of provisions related to uncertificated shares consistent with the requirements of the New York Stock Exchange that all listed securities be eligible to participate in the Direct Registration System;

•              the deletion of outdated provisions related to the closing of transfer books;

•              the clarification that the right of directors and officers to indemnification vests immediately upon their election; and

•              the clarification that the Company’s exemption from the Maryland Control Share Acquisition Act may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Company’s Amended and Restated Bylaws that is being filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01            Financial Statements and Exhibits.

(d)                    Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of AvalonBay Communities, Inc.

10.1	AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

May 26, 2009
	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of AvalonBay Communities, Inc.

10.1	AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan